Financial risk management	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Financial risk management
30.	Financial risk management
This note explains the Group’s exposure to financial risks and how these risks could affect the Group’s future financial performance.

Risk	Exposure arising from	Measurement	Management
Market risk – interest rate risk	Long-term borrowings at variable rates	Sensitivity analysis	Economic hedge with an interest rate cap
Credit risk	Cash and cash equivalents, trade receivables, derivative financial instruments and contract assets.	Aging analysis	Doing business with creditworthy companies and a strict policy of cash collection.
Liquidity risk	Borrowings and other liabilities	Cash flow forecasts	Availability of borrowing facilities.
The Group’s management oversees the management of these risks. The Group’s management is supported by the Finance department that advises on financial risks and the appropriate financial risk governance framework for the Group. The Group’s risk management is predominantly controlled by the Finance department under policies approved by the Executive Board. The Executive Board provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative
financial instruments. Since the largest part of the Group’s assets, liabilities, and transactions are denominated in euro, the market risk of foreign exchange is considered not to be significant. There are no changes compared to the previous period.
Market risk: Cash flow and fair value interest rate risk
The Group’s main interest rate risk arises from a long-term borrowing with a variable rate, which exposes the Group to cash flow interest rate risk. The cash flow risk is mitigated through the usage of an interest rate cap. During the years ended December 31, 2021 and 2020, the Group’s borrowings at a variable rate were denominated in euro.
The Group’s borrowings are carried at amortized cost.
As at December 31, 2021, approximately 47% of the Group’s borrowings are at a fixed rate of interest (December 31, 2020: 58%). An analysis by maturities is provided below.
Instruments used by the Group
The Group has an interest rate cap in place with a notional of
€83,054
 thousand (December 31, 2020: €67,887 thousand) which matures in May 2026. As at December 31, 2021, the interest rate cap covers approximately 69% (December 31, 2020: 90%) of the variable loan principal outstanding. The strike price changes over time and ranges between 0.72% and 1.76%. The interest rate cap mitigates at least 69% (2020: 65%) of the variable debt outstanding, as the notional of the derivative instrument and the senior debt facility changes over time. The remaining cash flow risk is accepted.
The interest rate cap requires settlement of any interest receivable, if applicable, semiannually. The settlement dates coincide with the dates on which interest is payable on the senior debt.
Sensitivity
The consolidated statement of profit or loss is sensitive to higher/lower interest expenses from borrowings as a result of changes in interest rates as the Group’s senior debt bank facility has a variable interest rate. The Group’s interest expenses incurred in relation to the shareholder loans are not sensitive to changes in interest rates as these borrowings have a fixed interest rate. Equity is not impacted as no hedge accounting is applied, and no investments are accounted for at fair value through other comprehensive income. Additionally, an increase or decrease of the Euribor has an impact on the fair value of the Group’s interest rate cap. The impact on loss after tax for the years ended December 31, 2021 and 2020 as a result of a change in interest rates is as follows:

	Impact on post-tax loss
(in €‘000)	2021	2020
Interest rates – increase by 10 basis points*	76	23
Interest rates – decrease by 10 basis points*	(68)	(16)

*	Keeping all other variables constant.
Global regulators and central banks have been driving international efforts to reform key benchmark interest rates. The market is therefore in transition to alternative risk-free reference rates. Although limited impact is expected on the Euribor, the Group is in the process of evaluating the implications of such a phase out. The Group has no interest rate hedging relationships which are affected by the reform and does not expect any significant impact on existing contracts due to a change in the interest rates. The Group will continue to monitor market developments.
Credit risk
The Group is exposed to credit risk from its operating activities (primarily trade receivables and contract assets) and from its financing activities, including deposits with banks.
Risk management
Credit risk is managed on a Group basis. The Group is doing business with creditworthy companies and has a strict policy of cash collection.
Customer credit risk is managed by the Finance department subject to the Group’s established policy, procedures and control relating to customer credit risk management. The credit quality of customers is assessed, taking into account its financial position, past experience and other factors. Outstanding customer receivables and contract assets are regularly monitored, and any major orders are generally covered by prepayments or other forms of credit insurance obtained from reputable banks and other financial institutions.
At December 31, 2021, the Group had 8 customers (December 31, 2020: 6) that owed the Group more than €400 thousand each and accounted for approximately 82% (December 31, 2020: 55%) of the total amount of trade receivables and contract assets. There w as
 1 customer (December 31, 2020: 1) with a balance greater than €4.0 million accounting for just over 67% (December 31, 2020: 47%) of the total amount of trade receivables and contract assets.
Impairment of financial assets
The Group has four types of financial assets that are subject to the expected credit loss (“ECL”) model:

•	trade receivables;

•	contract assets;

•	pledged bank balances;

•	cash and cash equivalents.

While cash and cash equivalents and pledged bank balances (refer to Note 21 and Note 18, respectively) are also subject to the impairment requirements of IFRS 9, no impairments were required to be recognized on these financial assets due to their definition of being subject to an insignificant risk of changes in value.
The maximum exposure to credit risk at the end of the reporting period is the carrying amount of each class of financial assets disclosed in Note 28.
The Group applies the IFRS 9 simplified approach to measuring ECLs which uses a lifetime expected loss allowance for all trade receivables and contract assets.
To measure the ECLs, trade receivables and contract assets have been grouped based on shared credit risk characteristics and the days past due. The contract assets relate to unbilled work in progress and have substantially the same risk characteristics as the trade receivables for the same types of contracts. The Group has therefore concluded that the expected loss rates for trade receivables are a reasonable approximation of the loss rates for the contract assets.
The expected loss rates are based on the payment profiles of sales over a period of 36 months before December 31, 2021 and the corresponding historical credit losses experienced within this period. The Group has considered but not identified any forward-looking factors which require an adjustment of the historical loss rates based on expected changes in these factors.
On that basis, the loss allowance as at December 31, 2021 and December 31, 2020 was determined as follows for both trade receivables and contract assets:

(in €‘000)	Current	1 – 30 days past due	31 –60 days past due	61 –90 days past due	91+ days past due	Total
As at December 31, 2020
Expected loss rate (in %)	0.00%	0.01%	0.02%	0.02%	0.01%
Gross carrying amount – trade receivables	12,526	6,531	2,174	406	1,556	23,193
Gross carrying amount – contract assets	41	—	—	—	—	41
Loss allowance	2	—	—	—	—	2
As at December 31, 2021
Expected loss rate (in %)	0.00%	0.00%	0.00%	0.00%	0.00%
Gross carrying amount – trade receivables	33,439	909	480	382	4,353	39,563
Gross carrying amount – contract assets	1,226	—	—	—	—	1,226
Loss allowance	1	—	—	—	—	1
Trade receivables and contract assets are written off where there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with the Group, and a failure to make contractual payments for a period of over 60 days past due.
For the loss allowances for trade receivables and contract assets for each period presented, refer to Note 19.
Liquidity risk
Prudent liquidity risk management implies maintaining sufficient cash and the availability of funding through an adequate amount of committed credit facilities to meet obligations when due and to close out market positions. Due to the dynamic nature of the underlying businesses, the Group maintains flexibility in funding by maintaining availability under committed credit lines. The Group has been predominantly contracting customers of sound commercial standing and their payment behavior was generally good. Refer to Note 2.2 for details about the Group’s financial position and the going concern assumption applied in preparing the consolidated financial statements.

As disclosed in Note 18, the Group has pledged bank balances to secure the payment of interest and commitment fees to the Group’s external lender and pledged bank balances in relation to bank guarantees issued to suppliers of the Group.
The main risk for the Group is not meeting the debt covenants or drawdown requirements described in Note 31. In this case, funding via the senior debt funding would not be available. The Group monitors the liquidity risk on a weekly basis. Management monitors rolling forecasts of the Group’s cash and cash equivalents (Note 21) on the basis of expected cash flows. This is generally carried out at Group level, in accordance with practice and limits set by the Group. In addition, the Group’s liquidity management policy involves projecting cash flows and considering the level of liquid assets necessary to meet these, monitoring balance sheet liquidity ratios against internal and external regulatory requirements and maintaining debt financing plans. The Group assessed the concentration of risk with respect to refinancing its debt and concluded it to be low.
Financing arrangements
The Group had access to the following undrawn borrowing facilities for each reporting period presented:

(in €‘000)	December 31, 2021	December 31, 2020
Expiring beyond one year—Senior debt	—	44,315
As indicated in Note 24, following a series of drawdowns on the senior debt bank facility during 2021, the Group has utilized the maximum amount of credit as allowed under the facility as of December 2, 2021. The senior debt bank facility was available to be drawn if the drawdown covenants were met, in euros and has an average maturity of approximately 5 years (December 31, 2020: 6 years).
Maturities of financial liabilities
The tables below analyzes the Group’s financial liabilities into relevant maturity groupings based on their contractual maturities. The table includes only non-derivative
financial liabilities, as there are no derivative financial liabilities.
The amounts disclosed in the table are the contractual undiscounted cash flows (including interest payments). Balances due within 12 months equal their carrying balances as the impact of discounting is not significant.

	Contractual cash flows
(in €‘000)	Carrying amount of liabilities	Total	Less than 6 months	6–12 months	1–2 years	2–5 years	More than 5 years
As at December 31, 2020
Borrowings	159,610	474,597	1,877	2,633	6,151	20,255	443,681
Lease liabilities	13,903	16,313	1,101	1,091	2,003	3,774	8,344
Trade and other payables	12,627	12,627	12,627	—	—	—	—
Total	186,140	503,537	15,605	3,724	8,154	24,029	452,025

As at December 31, 2021
Borrowings	213,128	464,440	2,975	3,176	6,451	137,258	314,580
Lease liabilities	31,617	38,208	3,630	3,560	6,871	16,729	7,418
Trade and other payables	24,072	24,072	24,072	—	—	—	—
Total	268,817	526,720	30,677	6,736	13,322	153,987	321,998